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                   ASFC SHORT-TERM INVESTMENT POOL             EXHIBIT 10.15 (3)
                       PARTICIPATION AGREEMENT





                                              Dated as of September 16, 1996

American States Financial Corporation, an Indiana corporation (herein called "ASFC") and American States Preferred Insurance Company (herein called a "Participant" and together with others signing similar agreements herein called "Participants") hereby agree as follows:


                                   ARTICLE I
             DESCRIPTION OF SHORT-TERM INVESTMENT POOL; INVESTMENTS

     Section 1.1 Introduction

     ASFC has formed a pool of funds ("Pool") into which ASFC and certain of its affiliates may deposit certain of their excess funds. Such funds may be
(i) invested by ASFC in short or medium-term investment grade instruments, or
(ii) borrowed from the Pool by a Participant.

     Section 1.2 Entry into Agreement

     Concurrently with the execution of this Agreement, ASFC and Participant are herewith entering into this Agreement setting forth the rights and responsibilities of the respective parties.


                                   ARTICLE II
                           GENERAL LENDING PROVISIONS

     Section 2.1 Short-Term Demand Deposits in Pool

     Subject to the terms and conditions of this Agreement, and relying upon the representations and covenants set forth herein, Participant may make short-term demand deposits in the Pool from time to time of certain of its excess funds at a taxable money market rate of interest; provided, however, that the aggregate amount of such deposits at any time shall not exceed ten percent (10%) of the Insurer's assets as reported in its annual statement filed with state regulators for the prior year-end.



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     Section 2.2 Certificate of Participation

Contemporaneous with Participant's initial deposit of funds in the pool, ASFC will execute and upon request deliver to Participant a Certificate of Participation, substantially in the form of Exhibit A attached hereto, evidencing Participant's participation in the Pool, which Certificate shall contain ASFC's guaranty of Participant's deposited funds as to principal and interest (see Section 5.1).

     Section 2.3 Register of Certificates of Participation

     ASFC shall cause to be maintained at all times within its Treasury Management Department at its principal office a current register of all holders of issued Certificates of Participation.

     Section 2.4 Effect of Certificate

     Either the execution or the delivery to Participant of any Certificate of Participation shall be conclusive evidence that such Certificate has been duly issued and that the Certificate holder is entitled to the benefits of this Agreement.


                                  ARTICLE III
                          GENERAL BORROWING PROVISIONS

     Section 3.1 Loans from Pool

     Subject to the terms and conditions of this Agreement, and relying upon the representations of Participant set forth herein, ASFC agrees to make short-term demand loans to one or more Participants from funds available in the Pool at a taxable money market rate of interest.

     Section 3.2 Repayment Obligations

     The obligation of any Participants to repay any amounts borrowed from the Pool shall be evidenced by:

     (a) A single promissory note in the form of Exhibit B dated the date of this Agreement and made payable to ASFC, which note shall be held until paid in the custody of ASFC's Treasury Management Department.




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     (b) A loan account for a Participant (a "Participant's Account"), opened and maintained by ASFC on ASFC's records, showing loans made from the Pool to a Participant subsequent to the loan evidenced by the aforementioned single promissory note. A Participant's single promissory note payment obligation together with Participant's Account payment obligation shall constitute Participant's aggregate repayment obligation.

     Section 3.3 Borrowed Funds Callable

     Funds borrowed from the Pool shall be callable by ASFC upon demand.


                                   ARTICLE IV
                                  INVESTMENTS

     Pool funds may be invested by ASFC in short or long-term instruments as follows:

     (a) Each investment shall be authorized by the Treasurer or an Assistant Treasurer of ASFC.

     (b) Each investment instrument shall be held in a custody account by Bankers Trust Company, New York, New York, which custody account shall be a segregated account used solely for the Pool's investment transactions.


                                   ARTICLE V
                                    GUARANTY

     Section 5.1 Deposit Guaranty

     ASFC hereby covenants, agrees and guarantees so long as any Participants's funds deposited in the Pool have not been repaid in full when due, that it will, upon demand from the Participant, cause to be deposited into the Pool sufficient monies to meet and repay therefrom all such Participant's deposits in the Pool, together with interest due thereon at the rate determined in accordance with Section 2.1 hereof. ASFC hereby further covenants and agrees that its guaranty herein contained shall be deemed to cover, in addition to Participant's deposited funds and interest, any amount of indebtedness, damages, losses or liabilities incurred by Participant in any way relating to or arising out of enforcement of the guaranty created under this Agreement.

     Section 5.2 Guaranty Irrevocable

     This guaranty is irrevocable, unconditional and absolute, irrespective of any circumstances which might otherwise constitute a legal or equitable discharge or defense to, or by ASFC, and the failure of ASFC to observe or perform any of the provisions or covenants contained in this Agreement or other instruments relative to this Agreement shall constitute a default under this guaranty and under this Agreement.

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                                   ARTICLE VI
                       POWERS AND DUTIES OF POOL MANAGER

     Section 6.1 Requisite Acts and Conditions

     The Pool shall be managed and administered by ASFC. In that regard, ASFC agrees to perform the duties herein expressly required and reasonably implied of such management. ASFC shall be responsible for the administration of all matters in respect of monies deposited in, borrowed from, or investments made in connection with, the Pool. ASFC may contract with one or more other persons for the performance of functions which ASFC is obligated to perform for the Pool or the Participants pursuant to this Agreement, provided, however, that no such contract shall relieve ASFC of the responsibility for the proper performance of that function.

     Section 6.2 Illegal Acts

     Irrespective of anything contained herein which could be interpreted to the contrary, no provision of this Agreement or any amendment or supplement hereto shall be deemed to impose any duty or obligation on ASFC to perform any act in the exercise of any right, duty or obligation which under present or future law shall be unlawful, or which shall be beyond the corporate powers, authorization or qualifications of ASFC.

     Section 6.3 Maintenance of Records

     ASFC shall maintain records of the date and amount of each deposit in, each borrowing from, and all investments of, the Pool and each payment and receipt of principal and interest, all in accordance with generally accepted accounting principles and practices consistently applied. Copies of all such records shall be furnished to any Participants upon request and such records shall be presumed to be correct and true in all respects. ASFC shall also make available to insurance regulatory officials those records which they may request regarding any Participants licensed to do business within the jurisdiction of such official.


                                ARTICLE VII
                    EVENTS OF DEFAULT AND REMEDIES THEREFOR

     Section 7.1 Events of Default

     An "Event of Default" shall exist in the event any one or more of the following occurs and is continuing:

    (a) if either ASFC or Participant shall default in any payment of principal or interest on any obligation for funds loaned to or borrowed from the Pool; or

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     (b) if in the performance of any other covenant or condition contained in this Agreement or any instrument under which an obligation is created a default occurs and such default is not cured withing a period of seven (7) days (or such longer period if it is determined the cure is likely and the defaulting party is diligently attempting to cure).

     Section 7.2 Remedies on Default

     Upon the occurrence of any Event of Default under Section 7.1, the aggrieved party may proceed to protect and enforce the rights of such party by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any covenant, term or condition contained herein or in any instrument relating hereto, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law. If default shall be made in the payment of the principal or interest on any note and such default remains uncured as provided for under Section 7.1 (b) of this Agreement, interest shall be owed to the holder of such note by the defaulting party during the default period at the rate of ten percent (10%) per annum or, if lower, at the highest rate of interest permitted by applicable law, and the defaulting party shall pay to the note holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of any holder of any note or any instrument relating to such note or to this Agreement in exercising any right contained therein shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any instrument upon any holder thereof shall be exclusive of any right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute ro otherwise.

     Section 7.3 Notice of Default

     With respect to Events of Default or claimed defaults, the aggrieved party will give the following notices:

     (a) the aggrieved party will furnish to the defaulting or claimed defaulting party timely written notice specifying the nature of such alleged default and what actions the aggrieved party has taken or is taking or proposes to take with respect thereto.
     (b) if a party to this Agreement gives any notice or takes any other actions with respect to a claimed default, such party will forthwith give written notice thereof to all other Participants, describing the notice or action and the nature of the claimed default.







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                                  ARTICLE VIII
               RIGHTS OF PARTICIPANTS IN THE EVENT OF TERMINATION

     In the event that an enforcement action against ASFC shall result in the termination of the Pool, or the Pool shall be terminated for any other reason, the Pool funds shall be distributed to Participants in satisfaction of any deposit obligation under this Agreement including principal and interest.


                                   ARTICLE IX
                                 MISCELLANEOUS

     Section 9.1 Nonwaiver

     No delay or failure of ASFC or any Participants in exercising any right, power or privilege hereunder shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies which any party hereto would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of ASFC or Participant of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent in such writing specifically set forth.

     Section 9.2 Amendments

     Amendment of this Agreement, or any supplement thereto, and of any of the rights and obligations of any of the parties hereto, may be made only with the consent of the party against whom change is sought.

     Section 9.3 Notices

     All notices, statements, requests and demands given to or made upon any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given or made only when given in writing to any other party hereto.

     Section 9.4 Subsequent Instruments and Acts

     The parties hereto covenant and agree that they will execute any further instruments and perform any acts that are or may become necessary to effectuate and carry out the intent of this Agreement.




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     Section 9.5 Successors and Assigns

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 9.6 Law Governing

     This Agreement shall be construed in accordance with and governed by the laws of the State of Indiana.


     Section 9.7 Counterparts

     This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                                AMERICAN STATES FINANCIAL CORPORATION


                             By: /s/ Todd R. Stephenson
                                 ----------------------------
                                 Todd R. Stephenson, Treasurer



                                AMERICAN STATES PREFERRED INSURANCE COMPANY


                                By: /s/ Thomas M. Ober
                                    -----------------------
                                    Thomas M. Ober, Secretary






















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                          CERTIFICATE OF PARTICIPATION
                                       IN
                     AMERICAN STATES FINANCIAL CORPORATION
                           SHORT-TERM INVESTMENT POOL
                             Indianapolis, Indiana

                                                      Date: September 16, 1996


American States Financial Corporation ("ASFC") issues to American States Preferred Insurance Company ("Participant") this Certificate of
Participation in ASFC's Short-Term Investment Pool in consideration of the receipt from Participant of funds deposited by Participant on the dates and in the amounts as shown on monthly reports to be provided to Participant, which reports shall be substantially in the form of Schedule A hereto and shall constitute an addendum to this Certificate. This Certificate may be surrendered for cash in redemption, in whole or in part, of the balance shown on the addendum upon notice given by Participant to ASFC by 9:00 a.m. Eastern Standard Time on the day of redemption. This Certificate is callable and the deposited funds evidenced hereby are payable by ASFC upon one day's notice to Participant.

Deposited funds evidenced by this Certificate are guaranteed as to both principal and interest by ASFC.

The rate of interest to be paid on loaned funds evidenced by this Certificate shall be a taxable money market rate.

Upon the occurrence of an Event of Default as defined in the ASFC Short-Term Investment Pool Participation Agreement ("Agreement"), the aggrieved party shall be immediately entitled to the remedies as provided in Section 7.2 of the Agreement.

                                          AMERICAN STATES FINANCIAL CORPORATION


                                          By:  /s/ Todd R. Stephenson
                                               -------------------------
                                               Todd R. Stephenson, Treasurer

Agreed and Accepted:

AMERICAN STATES PREFERRED INSURANCE COMPANY


By: /s/ Thomas M. Ober
    ---------------------
    Thomas M. Ober, Secretary

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                                PROMISSORY NOTE


Date: September 16, 1996                                 Indianapolis, Indiana


For value received, the undersigned (the "Maker") promises to pay to the order of AMERICAN STATES FINANCIAL CORPORATION ("ASFC"), upon demand, the aggregate unpaid amount of all borrowings made by the Maker pursuant to the ASFC Short-Term Investment Pool Participation Agreement (the "Agreement") dated as of September 16, 1996 between the Maker and ASFC and to pay interest on the unpaid principal amount until maturity at a taxable money market rate of interest.

ASFC is entitled to all the rights and benefits provided by or referred to in the Agreement to which ASFC and the Maker are parties and reference is made to that Agreement for a statement thereof, and the nature and extent of the rights of Payee in respect thereof.

For purposes of this Note an "Event and Default" shall occur upon the failure of ASFC to receive monies in full payment under this Note upon demand, whereupon ASFC shall be entitled to exercise any and all rights and remedies available to it as provided in the Agreement.


                                   AMERICAN STATES PREFERRED INSURANCE COMPANY


                                   By: /s/ Todd R. Stephenson
                                       ----------------------------
                                       Todd R. Stephenson, Treasurer





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                                   SCHEDULE A
                    ADDENDUM TO CERTIFICATE OF PARTICIPATION
             ISSUED TO AMERICAN STATES PREFERRED INSURANCE COMPANY
                             ON SEPTEMBER 16, 1996

                               DEPOSIT / WITHDRAW





                                 TRANS.
               DATE     TRANS.   AMOUNT  BALANCE  RATE  INTEREST
               -------  ------  -------  -------  ----  --------







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